Exhibit 10.8

CLINICAL RESEARCH SERVICES AGREEMENT

This Agreement, made as of 25 June 2010 (the “Effective Date”), is by and between:

•	PSI CRO AG, incorporated in Switzerland, having its registered place of business at Baarerstrasse 113a, 6300, Zug (“PSI”), and

•	Alchemia Oncology Pty Ltd. Incorporated in Australia, having its principal place of business at 31 HI-Tech Court, Brisbane Technology Court, Eight Mile Plains, Queensland, Australia (“Sponsor”)

Background

PSI is a contract drug development company offering a variety of services to the pharmaceutical industry, including specializing in conducting clinical studies.

Sponsor is a pharmaceutical company with a new product in development, namely HA- Irinotecan solution for infusion” (HA-Irinotecan), and is sponsoring a clinical study on such a product.

Therefore, the parties to this Agreement define their terms as follows:

Terms

I.	DEFINITIONS:

in this Agreement:

Agreement means this agreement and all appendices to it;

Effective Date means the date indicated above;

Intellectual Property means all discoveries, designs, programs, improvements, developments, new concepts, methods, agents, materials, ideas and inventions, whether patentable or not;

Pre-Recruitment Services means those services that are to be performed before recruitment commences, being those services detailed in item 1 of Appendix II.

Post-Recruitment Services means those services that are to be performed from the commencement of recruitment, being those services detailed in item 2 of Appendix II.

Protocol means Protocol No. ACO-002, entitled; “Randomized double-blind Phase III trial of FOLF(HA)iri, vs FOLFIRI for second or third line therapy in irinotecan-naïve patients with metastatic colorectal cancer” and attached to this Agreement as Appendix 1;

PSI Intellectual Property means the methodological improvements developed by PSI or its subcontractors that relate to the business of PSI or its subcontractors and that are unrelated to the nature of Sponsor’s Intellectual Property;

Regulatory Authority means any government body which has jurisdiction over the conduct of the Study at the Study Site and includes all competent regulatory authorities who may require to audit any part of the Study;

Related Companies of a party means the subsidiaries and affiliates of that party;

Representative of a party means the directors, officers, employees and/or consultants of such party;

Services means the Pre-Recruitment Services and the Post-Recruitment Services detailed in Appendix II;

Study means the phase IlI clinical trial in relation to the activities detailed in the Protocol.

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II.	ENGAGEMENT:

Sponsor hereby engages PSI to act and serve as a contract research organization to be in charge of setting up and conducting the Study in accordance with the Protocol.

PSI hereby accepts such engagement, all upon the terms and conditions set forth below.

III.	TERM:

This Agreement shall commence on the Effective Date and shall, unless sooner terminated in accordance with the provisions hereof, continue until the parties to this Agreement have fulfilled their respective obligations.

IV.	DUTIES:

A.	PSI agrees to develop, organize and Conduct the Study pursuant to the Protocol, the Study specifications and timelines set forth in Appendix II of this Agreement and pursuant to GCP Guidelines (ICH harmonized Tripartite Guideline for Good Clinical Practice, May 1996) and all other relevant laws, regulations and guidelines.

B.	PSI shall perform the Services in accordance with all, relevant laws, regulations, orders, direction, standards, specifications, codes of practice and ethical standards and the requirements of any Regulatory Authority, applicable to the Services, including compliance with GCP guidelines.

C.	PSI shall prepare and maintain complete, up to date and accurate records of all aspects of the Services and their performance and results, including, without limitation, such records as are required for compliance with part B of this clause IV. PSI shall ensure that such records are retained in a readily accessible format for the duration of this Agreement and for a period of 15 years thereafter and shall allow a representative of the Sponsor and any relevant Regulatory Authority to access, inspect and take copies of them at any time, provided that this shall not entitle the Sponsor to access the personal data of any participant in the Study in contravention of applicable laws. PSI shall notify Sponsor thirty (30) days prior to destruction of any records relating to the Services. If any governmental or regulatory authority conducts or gives notice to PSI of its intent to conduct an inspection at PSl’s facilities or take any other regulatory action with respect to the Services, PSI will promptly give Sponsor notice thereof, including all information pertinent thereto. Sponsor acknowledges that Sponsor may not direct the manner in which PSI fulfills its obligations to permit inspection by governmental entities. It shall not be a breach of this Agreement for PSI to comply with the demands and requests of any governmental entity in accordance with PSI’s judgment or to fail to inform and consult with Sponsor before complying with any such demand or request.

If applicable, PSI shall cooperate with any regulatory authority and allow them access to applicable records and data. PSI shall promptly inform Sponsor of any effort by any regulatory authority to review records and data, or to contact, visit, or inspect PSI with regard to the performance of services under this Agreement; and shall immediately notify Sponsor if any regulatory authority issues to PSI any notice of intent to inspect, notice of inspection, notice of inspectional observations, warning letter, or other written or oral communication from a regulatory, authority concerning the Services. If a formal response to any audit or inspection is required, PSI agrees to permit representatives of Sponsor to review and comment on such response.

D.	PSI shall at all times comply with all laws and regulations applicable to the use, collection, storage, disclosure, updating and processing of Study participants` personal information.

E.	PSI shall take all reasonable measures to ensure that all relevant data is recorded on the approved case report forms (CRF’s) and shall monitor the conduct of the Study by the Investigator to ensure that all data provided to the Sponsor, or a person nominated by the Sponsor, will be complete, accurate and in a form acceptable to relevant Regulatory Authorities.

F.	PSI will perform its tasks under this Agreement in accordance with the highest professional standards, by appropriately qualified experienced and trained personnel, and the Services will conform in all respects to all descriptions, specifications and other requirements in and/or referred to in this Agreement. PSI shall ensure that Sponsor will have access, for the execution of these tasks, to sufficient manpower within PSI, to meet the Sponsor’s and investigator’s needs in a timely manner.

G.

PSI shall take all reasonable measures to ensure that that neither PSI nor its employees, nor any other person retained by it to perform the Services pursuant to this Agreement, (i) are under investigation, by the FDA for debarment action or is presently debarred pursuant to the Generic Drug Enforcement Act of 1992, as amended (21 U.S.C. §301 et seq), (ii) has a disqualification hearing pending or has been disqualified by the FDA pursuant to 21 CFR Section 312.70 or its successor provisions, or (iii) has engaged in any conduct or activity that could lead to any of the above-mentioned disqualification or debarment actions. If during the

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term of this Agreement PSI or any person employed or retained by it to perform the Services (A) comes under investigation by FDA for debarment action or disqualification, (B) is debarred or disqualified, or (C) knowingly engages in any conduct or activity which could lead to any of the above-mentioned disqualification or debarment actions, PSI shall immediately notify Sponsor of such actions. For the purposes of this section, reference to the FDA and the Generic Drug Enforcement Act shall also be deemed a reference to any other governmental or regulatory authorities having jurisdiction over the subject matter of the particular Services or any other laws and regulations applicable to the Services. PSI shall notify Sponsor immediately upon any inquiry concerning, or the commencement of any such proceeding concerning, PSI or any of its employees or agents.

H.	PSI will inform Sponsor in detail about the progress of work step by step, and will send written status reports, at weekly intervals, or such other periodicity and in the format agreed upon by the parties in Appendix II to this Agreement. Other types of reports to be prepared by PSI, their format and their periodicity are also listed in Appendix II:

Further, PSI shall grant the Sponsor, at the Sponsor’s request, access to and appropriate user rights for any applicable electronic reporting tools and systems used by PSI in the Study, including CTMS if possible, IVRS, and EDC. PSI will, upon request, make itself available from time to time to update Sponsor on the status and findings of PSI’s research. PSI will supply Sponsor with a final written report setting forth a detailed description of the operational activities conducted in support of the Services, which final report shall include the number of sites identified, the duration of site selection visit campaign, regulatory review process, number of initiation visits, enrollment rate, significant quality issues, and the like. PSI will deliver to Sponsor the final results of the Services, as well as supporting data, within 30 days after the completion of the Services,

I.	PSI will perform the Services in two stages and in a timely manner, in accordance with any timetables for the Study contained in this Agreement. PSI must not commence the Post-Recruitment Services until directed by the Sponsor. The period between the completion of the Pre-Recruitment Services and the commencement of the Post-Recruitment Services will not be considered a delay, and the Study Timelines, as well as Study Specifications and Budget if applicable, will be adjusted to reflect actual cost increases, when Sponsor gives the direction to commence the Post Recruitment Services, provided that PSI provides reasonable supporting evidence of such cost increases. PSI will only be responsible for any delays in the Services or the Study if such delays result from the negligent or willful acts or omissions of PSI or breach of this Agreement by PSI. In particular, the Sponsor acknowledges and agrees that PSI cannot assume responsibility that the Study will be approved or be approved within a particular period of time by the regulatory authorities. Furthermore, Sponsor agrees to reasonably extend all deadlines due to delays in Sponsor or any contractors under its control beyond those periods allowed for in the Study Timelines in (a) reviewing PSI’s work product; and (b) providing the necessary Study drug, supplies, and other materials to be provided by Sponsor under the Agreement as necessary for the completion of PSI’s tasks and Services under the Agreement.

J.	PSI shall use its best efforts to ensure that all hardware, software, operating systems, mechanical devices, electronic devices, and any other components or items of computer systems which are used to produce reports and data under this Agreement, and all documents and data provided to Sponsor under this Agreement shall be free of bugs, viruses and errors and compliant with 21 CFR Part 11, to the extent that 21 CFR Part 11 is applicable.

V.	COMPENSATION:

A.	Sponsor will pay PSI for the following costs incurred in carrying out its duties under this Agreement.

1.	Fixed price costs. Costs according to the fixed-price budget given in Appendix Ill and the Payment Schedule set forth in Appendix IV. The budget may be modified only upon the prior written consent of the parties;

2.	Out-of-pocket costs. Out-of-pocket costs are also referred to as pass-through expenses, (billed at actual cost with no markup for overhead or profit) incurred by PSI for items including, but not limited to, reasonable travel, couriers, investigator meetings, patient insurance costs, regulatory and IRB fees. Actual pass-through expenses, will be billed to Sponsor on a monthly basis as incurred by PSI, provided they are approved in advance by the Sponsor in writing and are supported by receipts and other proofs of purchase to verify the expense. All costs included in the Pass-Through Budget (Appendix IlI) are deemed to be approved by the Sponsor. PSI will submit itemized invoices to Sponsor for these expenses. The Sponsor is entitled to audit PSI’s financial records in relation to the Study once a year during the term of this Agreement and for two years after the expiry or earlier termination of this Agreement. The Sponsor will be liable for the costs of performing such an audit; in addition, Sponsor shall pay, upon execution of this Agreement, [***],

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which represents [***] of the estimated Pass-though Budget for the services that are Pre-Recruitment Services as set out in Appendix Ill, provided that such amount shall not include the payments required under clauses V.A.3, V.A.4 and V.A.5, as an initial retainer for pass-though expenses to be incurred by PSI under this Agreement (the “Retainer”). Further upon notification to PSI to commence the Post-Recruitment Services, Sponsor shall pay to PSI as an addition to the Retainer, [***], which represents [***] of the estimated Pass-though Budget for the services that are Post-Recruitment Services as set out in Appendix Ill, provided that such amount shall not include the payments required under clauses V.A.3, V.A.4 and V.A.5. The Retainer will be retained by PSI until the end of the Study, at which time a reconciliation of expenses will be done to ensure that Sponsor pays for only those expenses actually incurred. This Retainer will then be applied to the final pass-through invoice, if unpaid, and any remaining advance payment will be refunded to Sponsor within thirty (30) days from the date of the final reconciliation;

3.	Investigator/Institution payments. Payments for investigator/institution grant monies will be as follows; PSI will submit to Sponsor quarterly invoices in advance for estimated amounts to be paid to investigators/Institutions during the next quarter to ensure that adequate funds are available to pay the investigator/institution grants, PSI Will use the investigator/institution grant monies paid by the Sponsor exclusively to compensate the investigator/institution. Sponsor acknowledges that PSI will not make payments to investigators/institutions without sufficient funds available. Any unused funds will be returned to Sponsor within thirty (30) days of the final reconciliation.

4.

3rd Party Vendor Costs (Central Laboratory, Central EDC, Central ECG Reviewer, [***]). Sponsor will pay [***], which represents the total budget for the 3rd party vendor services for such of those services that are Pre-Recruitment Services as set forth in the Pass-through Budget set forth in Appendix Ill) as an advance upon signature of this Agreement. Further upon notification to PSI to commence the Post-Recruitment Services Sponsor shall pay to PSI [***] which represents [***] of the estimated total budget for 3rd party vendor services that are Post-Recruitment Services as set forth in the Pass-through Budget set forth in Appendix III) as an advance. PSI shall pay these 3rd party vendors costs upon receipt of the corresponding invoices and shall set-off these costs against this advance. Once the advance is depleted or would be insufficient to pay the next invoices, PSI and the Sponsor shall mutually agree on the amount of the next advance to be paid by the Sponsor. Any remaining advance payment will be refunded to Sponsor at the end of the Study after the final reconciliation of the incurred 3rd Party vendor costs.

5.	Concomitant/Rescue medications and Supplies costs. PSI will request in writing, advance payments for purchasing concomitant/rescue medications and supplies and Sponsor agrees to pay PSI’s invoices within ten (10) days of the invoice date. Within ten (10) days of payment of the invoice, PSI must provide the Sponsor with documentary evidence of the purchase. PSI must immediately refund any amounts paid by the Sponsor for which PSI has failed to provide the documentary evidence within this timeframe.

B.	PSI will invoice the Sponsor in accordance with the Payment Schedule in Appendix IV. Each such payment will be requested by a separate invoice denominated in US Dollars and all undisputed invoices will be payable by Sponsor within thirty (30) days of the invoice date. A late payment fee of one percent [***] per month will be imposed, due and payable, on any unpaid and overdue balance.

Should Sponsor ask PSI to perform additional tasks, the budget of this Agreement will be adjusted accordingly by way of an amendment to this Agreement.

C.	Payments to subcontractors. The Sponsor will not be directly liable for the cost of any subcontractors engaged by PSI but shall reimburse PSI the out-of-pocket costs in accordance with the terms of this Agreement. The parties agree that the cost of any such subcontractor is incorporated into the fixed price costs under this Agreement.

D.	PSI’s invoices will be addressed to Alchemia Oncology Ply Ltd at 31 Hi-Tech Court, Brisbane Technology Court, Eight Mile Plains, Queensland, Australia. Sponsor will make payments to PSI by wiring funds electronically to its bank account within 30 days of the invoice date. Wiring information will be specified on each invoice. The Sponsor shall bear all bank charges incurred in connection with such transfer.

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VI.	KEY PERSONNEL

A.	The parties may agree that project managers and medical monitor are key personnel (“Key Personnel”) for the purposes of this Agreement. PSI shall use reasonable efforts to ensure that Key Personnel will continue to perform the Services for the term of the Agreement unless there is reasonable cause, such as voluntary resignation or employee termination for cause or non-performance, death, serious physical or mental condition, illness or injury or disability or medical leave. In particular, CRO may not re-allocate the Key Personnel to other studies or projects if such re-allocation would prevent such Key Personnel to perform the tasks assigned to such Key Personnel for the Services. However, if the Study or the Services are postponed or suspended for more than twenty (20) business days, PSI shall only be obliged to continue to keep the Key Personnel assigned to the Services; if the parties agreed on the additional costs to be born by the Sponsor.

B.	PSI shall notify Sponsor of any changes in Key Personnel performing the Services, where reasonably possible in writing at least one month prior to such change. PSI shall as soon as practicable thereafter provide Sponsor with the curriculum vitae of each proposed replacement Key Personnel. Sponsor has the right to approve or reject any changes to Key Personnel proposed, which approval or rejection shall not be unreasonable. PSI shall bear all training costs associated with the assignment associated with any change in replacement of Key Personnel unless the replacement is requested by Sponsor without cause.

C.	For the purposes of this Agreement, Key Personnel are:

Project Manager - [***]

Medical Monitor - [***]

D.	All PSI employees who are providing any services in connection with the Services (i) are lawfully employed in compliance with all federal, state, end local employment, labor and immigration laws, (ii) have executed confidentiality or non-disclosure agreements with terms at least as restrictive as the provisions in this Agreement, (iii) have waived any rights they may be able to claim with respect to any ownership of any data and Intellectual Property used in the Services, and (iv) have had and will continue to have any and all applicable withholding or payroll and employment taxes withheld and paid by PSI, and PSI will continue to be in such compliance.

VII.	ENGAGEMENT OF INVESTIGATORS

A.	If PSI is required to contract with investigators or investigative sites (collectively “Investigators”), PSI must use the clinical trial agreement forms that have been prepared and developed for use in specific countries, based on local requirements unless an industry-standard form is required in the country in question or a site-specific form is required by a site that has been selected. PSI shall provide the Sponsor with the opportunity to review all Investigator agreement templates before they are being used for the Study. Any applicable clinical trial agreement will be made available for inspection by the Sponsor upon request. If an Investigator insists upon any material changes to any provisions that directly affect Sponsor (confidentiality, intellectual property., publication, protocol compliance, inspections, liability and indemnity), then PSI shall submit the proposed change to Sponsor, and Sponsor shall promptly review, comment on and/or approve such proposed changes.

B.	The parties acknowledge and agree that, except as to employees of PSI, Investigators shall not be considered the employees, agents, or subcontractors of PSI. All Investigators, however, shall exercise their own independent medical judgment.

VIII.	TAXES

Amounts included in the PSI Service Budget and the Pass-Through Budget are exclusive of VAT, GST, local taxes, charges or remittance fees (collectively Taxes), which Sponsor will pay when applicable. In particular, the PSI Service Budget does not include any Swiss VAT, which will be added, if applicable. If there are any Taxes on any pass-though costs, PSI shall invoice the gross amount to the Sponsor and use reasonable efforts to claim back, or otherwise claim a credit for (provided that PSI can set-off such credit against other taxes), such Taxes. PSI shall credit any such refunded or credited Taxes to the Sponsor upon receipt of the refund.

IX.	CONFIDENTIAL INFORMATION:

In connection with the performance of the services, Sponsor shall provide to PSI, and PSI will have access to Sponsor’s Confidential Information. As used in this Agreement, “the Sponsor’s Confidential Information” shall mean any and all information, data, know-how, reports, and results arising from the conduct of the Study within the framework of this Agreement, as well as any other information, of a secret or confidential character acquired, made available, disclosed or otherwise made known to PSI as a result of this Agreement including information relating to Sponsor or any of its affiliated companies and whether of a scientific nature or a commercial nature.

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In connection with this Agreement, Sponsor shall have access to, or become acquainted with PSI’s Confidential Information. As used in this Agreement, “PSI’s Confidential Information” shall mean any (i) information generated or obtained in connection with pricing, proposals or contracts of PSI, or its Related Companies (including the provision of this Agreement); (ii) procedures, programs, guidelines or policies of PSI and/or its Related Companies’: (iii) database or other proprietary software and/or information of PSI and/or its Related Companies’; or (iv) information designated or treated as confidential.

The terms “Sponsors Confidential Information” and “PSI’s Confidential Information” (together “Confidential Information”) do not include Information that (i) is known to either party at the Effective Date and is not subject to another confidentiality obligation by either party (ii) Is publicly known at the Effective Date or later becomes publicly known under circumstances involving no breach of this Agreement; (iii) is lawfully and in good faith disclosed to either party by a third party who is not subject to a confidentiality obligation to either, party or (iv) is independently developed by either party as evidenced by their written records.

Each party shall exercise due care to prevent the unauthorized use or disclosure of the other party’s Confidential Information, and shall not, without the other party’s prior written consent, (i) use the other party’s Confidential Information for any purpose other than performing its obligations under this Agreement; or (ii) disclose or otherwise make available, directly or indirectly, any item of the other party’s Confidential Information to any person or entity other than its Representatives or its Related Companies who reasonably need to know the same in the performance of such party’s obligations under this Agreement, or in order to make decisions or render advice in connection therewith. For convenience of the parties, each party acknowledges that unless precluded in writing by the other party, Confidential Information may be transmitted to a party or its Representative via the Internet, provided that the transmission does not infringe any relevant privacy laws. Each party shall advise its Representatives and its Related Companies who have access to the other party’s Confidential Information of the confidential nature thereof, and agrees that such Representative and Related Company will be bound by the terms of confidentiality and restrictions on use with respect thereto that are at least as restrictive as the terms of this section.

Notwithstanding the foregoing, a party may disclose the other party’s Confidential Information to third parties to the extent such disclosure is required by applicable law, order of a court, government agency or the like having competent jurisdiction, if and only if the disclosing party gives the other party prior notice of the required disclosure and uses reasonable efforts to cooperate with the other party to allow assertion of whatever exclusions or exemptions may be available to it under applicable laws. With respect to any disclosure permitted in accordance with this section, the disclosing party may only disclose what is reasonably necessary to comply with the applicable disclosure requirement.

PSI agrees that upon termination or expiry of this Agreement or, at Sponsor’s request, it shall return to Sponsor all Sponsor Confidential Information and materials relating to the Study and provided by Sponsor, in documentary form and return or destroy any copies thereof made by PSI. Notwithstanding the foregoing, PSI may retain copies of any such Information as is reasonably necessary for regulatory and insurance purposes, subject to the ongoing obligation to maintain the confidentiality of such Sponsor Confidential Information.

The parties acknowledge that disclosure or distribution of the Confidential Information or use of the Confidential Information contrary to the terms of this Agreement may cause irreparable harm to the other party for which damages at law may not be an adequate remedy, and agree that the provisions of this Agreement prohibiting disclosure or distribution of the Confidential Information or use contrary to the provisions hereof may be specifically enforced by a court of competent jurisdiction in addition to any and all other remedies available at law or in equity.

The provisions of this Section shall survive for a period of ten (10) years from the date of any expiration or termination of this Clinical Research Services Agreement, however caused.

X.	INVENTIONS AND PATENTS

PSI agrees that all intellectual Property, to the extent that these are not PSI Intellectual Property, arising from the work involved in this Agreement, including any work performed by persons engaged by PSI, shall be the sole property of Sponsor. PSI hereby agrees to promptly disclose all Intellectual Property to Sponsor in writing. Furthermore, PSI agrees to provide Sponsor with proper assistance and documentation, at Sponsors cost, to enable it to file patents, copyright or other legal protections for the Intellectual Property and agrees to assign or procure the assignment of all rights in such Intellectual Property to the Sponsor and to execute or procure the execution of all such documents (including waivers of moral rights) as are necessary to vest such intellectual property rights in the Sponsor.

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To the extent that the PSI Intellectual Property is necessary to access, retrieve or use information generated as a result of the Services, PSI grants to the Sponsor a royalty-free, non-exclusive licence with the right to use only by the Sponsor, its advisors, consultants or contractors, solely for the purposes of accessing and reviewing the relevant data, without the right to sell, assign, export, or sublicense such PSI Intellectual Property and any improvements thereto;

If PSI incorporates Intellectual Property of any third party in any deliverables under this Agreement, PSI shall ensure it obtains at no further cost to the Sponsor, from the relevant third party, all necessary licenses and consents for the Sponsor to use the deliverable for its intended purpose.

XI.	TERMINATION:

A.	Either party may terminate this Agreement if the other party materially breaches this Agreement and fails to cure the breach within thirty (30) days after receipt of written notice from the other party specifying in detail the nature of the breach.

Either party may terminate this Agreement with immediate effect if the other party becomes insolvent or bankrupt.

Sponsor may further terminate this Agreement:

a) for any reason upon thirty (30) days’ prior notice to PSI; and

b) immediately without notice, for any breach of confidentiality as outlined in section IX or in the event PSI takes any action adverse to Sponsor’s ownership interests hereunder.

B.	With notice of one week at least from the termination of the Agreement, received in writing from Sponsor, PSI will transfer the responsibilities for the duties described above to any third party designated by Sponsor or to Sponsor directly, at the costs and expenses of Sponsor and PSI must return all amounts paid to PSI by Sponsor in relation to Services not yet performed.

C.	If this Agreement is terminated prior to completion for any reason whatsoever, then irrespective of any claims it may have against Sponsor, PSI shall immediately deliver to Sponsor all Intellectual Property and Sponsor Confidential Information, in any media or form, and wherever located (including copies thereof, partial results, drafts and notes, in all tangible media, including electronic format) created or worked on by PSI in the performance of the Services, together with any materials received from Sponsor or other sources in order for PSI to perform the Services, without further use thereof, so that the pursuit of any such claims, rights and remedies shall not interfere with the timely development of Sponsor’s pharmaceutical development program.

D.	PSI must, upon receipt of a termination notice from Sponsor, immediately cease performing all Services or those Services set forth under a particular work order, as the case may be.

E.	In the event that this Agreement is terminated, the Sponsor shall compensate PSI for the provision of all Services provided up to the termination of this Agreement and, except where this Agreement terminated for breach by PSI, it shall reimburse PSI for all expenses incurred or irrevocable committed before the termination of this Agreement.

F.	Termination of this Agreement by either party shall not affect the rights and obligations of the parties accrued prior to the effective date of the termination.

G.	The obligations contained in section V, IX, X, X, XI B-G., XII, XIII, XV, XV, XVII, XX and XXI shall survive the expiration or earlier termination of this Agreement for any reason.

XII.	INDEMNIFICATION:

Sponsor shall indemnify PSI and its Representatives for any and all damages, costs, expenses and other liabilities, including reasonable attorney’s fees and court costs, incurred In connection with any third-party claim, action or proceeding to the extent proven in a court of competent jurisdiction to have arisen from (i) any substance dispensed or procedure administered in the course of the Study in accordance with the Protocol, (ii) conducting the Study in accordance with the Protocol and/or the Study specifications attached hereto and/or any other instructions given by Sponsor, (iii) the infringement of third parties’ intellectual property rights due to the performance of this Agreement and/or the relevant attachments, to the extent that such claims do not relate to the PSI Intellectual Property, or (iv) the negligence or intentional misconduct of Sponsor or the breach of any of its obligations under this Agreement.

PSI shall indemnify Sponsor, its directors, officers, and employees for any and all damages, costs, expenses and other liabilities, including reasonable attorney’s fees and court costs, incurred: as a result of a delay referred to in

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section IV.I; or in connection with any third-party claim, action or proceeding to the extent proven in a court of competent jurisdiction to have arisen from the negligence or intentional misconduct of PSI its directors, officers, employees and subcontractors or the breach of any of its obligations under this Agreement.

Any party liable to provide indemnification hereunder shall be entitled, at its option, to control the defense and settlement of any claim on which it is liable, provided that the indemnifying party shall act reasonably and in good faith with respect to all matters relating to the settlement or disposition of the claim as the disposition or settlement relates to the party being indemnified. The indemnified party shall reasonably cooperate in the investigation, defense and settlement of any claim for which indemnification is sought hereunder and shall provide, prompt notice of any such claim or reasonably expected claim to the indemnifying party. Neither PSI nor the Sponsor shall unreasonably withhold its approval of the settlement of any claim, liability, or action covered by this clause XII.

XIII.	LIMITATION ON LIABILITY

Except to the extent to which such amounts may be recoverable by PSI under the policies of insurance warranted by PSI to be possessed by it under clause XII, neither party shall be liable to the other party in contract, tort, (including negligence or breach of statutory duty) or otherwise howsoever arising for any claims relating to this Agreement based on indirect, consequential or economic damages or losses suffered by the other party including but not limited to loss of profit, loss of revenue, loss of anticipated savings, loss of business or business interruption or loss of opportunity

XIV.	PUBLICATION

Any information obtained as a result of the Services, including the results of the Study, may not be published, in whole or in part by PSI or its Representatives or subcontractors, without the prior written consent of the Sponsor. Neither party will use the other party’s name in connection with any publication or promotion without the other party’s prior written consent.

XV.	AUDIT

Sponsor’s authorized representative(s), during regular business hours may (i) examine and inspect PSI’s facilities required for performance of the Services to observe the progress of the Services and for quality control/quality assurance purposes and (ii) inspect and copy all data and work products relating to the Services. PSI shall also permit authorized employees of regulatory authorities, at reasonable times and in a reasonable manner, to inspect the facility and specimens, and inspect and copy records in relation to the Services. The records inspection and copying by regulatory authorities shall not apply to records of findings made by Sponsor’s quality assurance agents, or to actions recommended and taken relevant thereto, except for the cases when these records are specifically requested by the authorities and the Sponsor is notified of such a request.

PSI will make itself and those employees and/or agents conducting, supervising or otherwise related to the performance of the Services available to Sponsor from time to time at Sponsor’s request to discuss and report (either orally or in writing as Sponsor may request) on the status of the Services.

XVI.	PSI AS INDEPENDENT CONTRACTOR:

PSI and Sponsor agree that PSI shall perform services hereunder as an independent contractor, retaining, control over and responsibility for its own operations and personnel. Neither PSI nor its employees shall be considered employees or partners or joint-venturers of Sponsor.

XVII.	PRIVACY

As applicable, each party shall comply with all applicable laws and regulations, as amended from time to time, with respect to the collection, use, storage and disclosure of any Data (as defined below), including without limitation, the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) and its implementing regulations; as well as EU Directive 95/46/EC. The parties agree to collect, use and disclose Data with respect to individual study subjects only as allowed by the informed consents, or other authorization, obtained from such study subject as part of the Services, unless otherwise required by law. Such consents shall permit Sponsor to use a limited data set of patient health information for research purposes, including research for new medical products, therapies, and procedures. All data obtained on any patient subjects will be furnished to Sponsor in a coded format, which protects the subject’s identity. Sponsor’s ability to review the subjects’ medical records shall be subject to reasonable safeguards for the protection of confidentiality. Sponsor shall be provided with patient information as allowed by law and will maintain the confidentiality of all such patient information, unless specifically required to disclose such information by law. It is expected that Data containing patient data from the

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Services will be furnished to Sponsor without patient names or other patient identifying information. In the event Sponsor comes into contact with research subjects’ medical records, Sponsor shall hold in confidence the identity of the patient and shall comply with all applicable law(s) regarding the confidentiality of such records.

XVIII.	NOTICE:

All notices hereunder shall be in writing and shall be deemed to have been given if delivered or mailed registered or by certified mail to the addresses set forth above, or to such other addresses as a party may designate in writing.

To PSI:	PSI CRO AG

Gubelstrasse 12, CH-6300 Zug

To Sponsor:	Alchemia Oncology Pty Ltd

31 Hi-Tech Court, Brisbane Technology Court, Eight Mile Plains, Queensland. Australia

XIX.	INSURANCE

The certificates of PSI’s Error and Omissions Insurance, including general liability, professional liability for CRO activities are attached to this Agreement as Appendix V. PSI must maintain at least equal coverage for the duration of the Agreement (and/or any outstanding work order) and for two (2) years thereafter and provide evidence of such insurance upon request by the Sponsor.

XX.	GENERAL:

A.	Entire Agreement: This Agreement sets forth the entire Agreement and understanding of the parties relating to the subject matter hereof, and supersedes all prior agreements, arrangements and understandings, written or oral, between the parties.

B.	Amendments, Waivers: This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms or covenants hereof may be waived, only by a written instrument (which identifies this Agreement and states the plan or intent to modify) executed by all parties hereto, or in the case of a waiver, by the party waiving compliance. PSI shall not implement any change in the scope of the Study or Services without Sponsor’s prior written approval (through a Change Order or Change Notification Form).

C.	Assignment, Subcontract: Sponsor may assign its rights and obligations under this Agreement to a partner, licensee or the like with the prior written permission of PSI. PSI may, with the prior written consent of the Sponsor which is net to be unreasonable withheld, assign in whole or in part its rights and obligations under this Agreement or subcontract any services provided hereunder to any of its Related Companies.

D.	Subcontractors: Before engaging any third parties to perform any of the Services under this Agreement, PSI must submit details of such third parties to Sponsor for its approval, which will not be unreasonably withheld. Any third parties engaged by PSI to perform part or all of the Services are the subcontractors of PSI and PSI will be responsible for the conduct of the subcontractor and the performance of the Services as though PSI is itself performing those Services. Sponsor hereby agrees that PSI will involve its Related Companies in the provision of the Services and that PSI will provide some to the Services through its Related Companies, provided, however, that this does not relieve PSI from any of its responsibilities defined in this Agreement (including the Appendices).

E.	PSI warrants that to the extent that any Intellectual Property of its subcontractors is:

(1)	used in performing the Services, PSI will obtain at no further cost to the Sponsor, from the relevant subcontractor, all necessary licenses and consents for the Sponsor and its advisors, consultants or contractors to use the Intellectual Property for any purpose: and

(2)	incorporated in any deliverable provided to the Sponsor pursuant to this Agreement, PSI will procure the assignment of all rights in such Intellectual Properly to the Sponsor and procure the execution of all such documents (including waivers of moral rights) as are necessary to vest such Intellectual Property rights in the Sponsor.

F.	Severability: In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and this Agreement shall remain in full force and effect. The parties undertake to negotiate in good faith alternative provision(s) which best mirrors their original agreement and intent and which will be valid and enforceable.

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G.	Attachments form an integral and substantial part of this Agreement.

Appendix I:	Study Protocol

Appendix II:	A. Study Specifications, B. Study Timelines, C. List of Responsibilities

Appendix III:	PSI Services and Pass-Through Budget

Appendix IV:	PSI Fees: Payment Schedule

Appendix V:	PSI Insurance Certificate

XXI.	APPLICABLE LAW AND ARBITRATION:

This Agreement shall be governed by and construed in accordance with the laws of England without regard to conflict of law provisions.

All disputes arising out of or in connection with the Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said Rules. The seat of the arbitration shall be in London, England, and the arbitral proceedings shall be conducted in English. The arbitration award shall be final and binding upon the, parties. Notwithstanding the foregoing, either party may seek injunctive relief in a court of competent jurisdiction

PSI CRO AG	Alchemia Oncology Pty Ltd

Signed: /s/ Nick Sinackevich	Signed: /s/ Peter M. Smith

Date: 29 Jun 2010	Date: 29 Jun 2010

Name: Nick Sinackevich	Name: Peter M. Smith

Title: President	Title: CEO

Signed: /s/ David Green

Date: [Illegible] 2010

Name: David Green

Title: CFO and Company Secretary

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Appendix I

Study Protocol

Clinical Trial Protocol ACO-002. Date: 15 June 2010. Version 02

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Appendix II

A. Study Specifications

Study Title	ACO-002 “Randomized double-blinded Phase III trial of FOLF (HA)iri, vs FOLFIRI for second or third line therapy in irinotecan-naïve patients with metastatic colorectal cancer”

Full-service

Services Required

•    [***]

•    Supply of study drug to sites in [***] will be managed by Alchemia

•    A back up country (Poland) will be set up through Regulatory/EC Submissions (in case these backup sites are to be activated, a budget revision will need to be negotiated)

Number of Patients Screened	396

Number of Patients Randomized	330 (308+22 in Australia)

Number of Patients Completed	290

Participating Countries and Site Distribution	[***]

Number of Sites	60
STUDY DURATION:
- Enrolment Period	[***]

- Treatment and Follow-up Phase	18 months after LPI
TOTAL STUDY DURATION PER PATIENT	18-30 months
Number of Investigators’ Meetings (specify location and number of days)	1 global IM (EU location) + 3 local IMs for pharmacists [***]

Number of Study Protocol Amendments	1

Number of Sites identified	75 (69 + 6 In Australia)

Number of Pre-Study Site Evaluation Visits	66 (60 + 6 in Australia)

Number of Site Initiation Visits	[***]

Interim Monitoring Frequency and Number of Site Interim Monitoring Visits	[***] [***]

Number of Site Close-Out Visits	[***]

Number of Unblinded Monitoring Visits	[***] Assuming Baxter contracted by Alchemia prepares IMP and comparator for [***]

Anticipated Number of SAEs	288

Anticipated Number of CIOMS/SUSAR Reports	0.2 per patient (late stage of development)

Third-Party Vendors to be contracted by Client	Central imaging facility; DSMB; Central drug depot In EU for HA importation/QP release and preparation of clinical trial kits; [***]

Third-Party Vendors to be contracted by PSI	EDC, IVRS, Central Lab (safety/PK/ pharmacogenomics), Central ECG Reader, drug depot in Serbia, [***]

Number of Site Audits by Client	None assumed

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

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Number of Site Audits by PSI	2 sites

Number of Kick-off Meetings (specify location and number of days)	1 one-day meeting at PSI

Number of Client Meetings (specify location and number of days)	1 at PSI, 1 at Alchemia

Frequency of Conference Calls with Client	[***]

Frequency of PSI Internal Project Team Meetings	[***]

Purchase Medications and/or Supplies	PSI to purchase medications for the FOLFIRI scheme. This includes 5-FU and Leucovorin + rescue for the treatment of febrile neutropenia for the CEE sites (excluding Australia and. UK). Shakers for study drug preparation and infusors to be purchased locally by PSI in [***]

SOPs to be Used	[***]
DATA MANAGEMENT	PSI
Data Management Systems	[***]

Data Management Specifications to be Used	PSI

CRF Type (Paper or EDC)	EDC

Number of Unique CRF Pages Per Patient	30 (PSI’s estimate based on the draft protocol)

Total number of CRF Pages Per Patient	140 (PSI’s estimate based on the draft protocol)

Number of Non-CRF pages per Patient	NA

Number of AEs per Patient	10

Number of CMs per Patient	12

Dictionaries to be Used for Coding	MedDRA, WHO Drug Dictionary

Number of External Data Sources (specify types)	Central Lab, IVRS, ECG, Medical Imaging, PK/PG

Number of External Data Transfers to PSI	Monthly from central lab and ECG reader, two transfers from IVRS and Medical Imaging

Number of Date Transfers to Client	2 initial transfers and transfers every 6 months for DSMB, plus final transfer
STATISTICS AND CLINICAL STUDY REPORT
Number of Statistical Analysis	1

Number of Statistical Reports	1

Number of Tables, Listings, Graphs	35 tables, 15-20 listings, 5 figures

Number of Clinical Study Reports	1 draft and 1 final

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

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B. Study Timelines

Final Approved Study Protocol and IB	End May 2010

Study Setup	[***]

Enrollment Period	[***]

Treatment and Follow-Up	[***]

Database lock	[***]

Integrated Final Report to Alchemia	[***]
Total Study Duration	38 months

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

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C. List of Responsibilities

List of Responsibilities

A = Pre-recruitment

B = Post-recruitment

	Client	PSI	NA	Pre/Post Recruitment
A. STUDY DOCUMENTS DESIGN & TRANSLATION
ENTIRE SECTION	☐	☐	☐
Develop Study Protocol and Protocol Amendments	☒	☐	☐	A
Develop Patient Informed Consent	☐	☒	☐	A
Develop Patient Informed Consent for Sub-Study	☐	☒	☐	A
Develop Investigators Brochure	☒	☐	☐	A
Develop CRF	☐	☒	☐	A
Develop CRF completion guidelines	☐	☒	☐	A
Develop Monitoring guidelines	☐	☒	☐	A
Develop other documents (specify documents); Pharmacy Manual(s)	☐	☒	☐	A
Translate documents:	☐	☐	☐	A
a. Study Protocol	☐	☒	☐	A
b. Patient Information (translation and back-translation)	☐	☒	☐	A
c. Other documents required for regulatory submissions	☐	☒	☐	A
B. STUDY SET-UP & INITIATION ([***], CONTRACTED BY PSI)
ENTIRE SECTION	☐	☐	☐
Provide PSI with all documents necessary for IMPD preparation	☒	☐	☐	A
Compile IMPD	☐	☒	☐	A
Provide PSI with all documents necessary for regulatory submission	☒	☐	☐	A
Perform preparation and submission to regulatory authorities	☐	☒	☐	A
Perform preparation and submission to ethics authorities	☐	☒	☐	A
Administer regulatory committees review fees	☐	☒	☐	A
Administer ethics committees review fees	☐	☒	☐	A
Provide EU legal representation	☐	☒	☐	A
Obtain local patient and civil liability insurance	☐	☒	☐	A
Sign confidential agreements with candidate sites	☐	☒	☐	A
Perform investigator identification and feasibility assessment	☐	☒	☐	A
Approve selected investigators	☒	☐	☐	A
Assemble Investigator Site File	☐	☒	☐	A
Distribute Investigator Site File to sites	☐	☒	☐	A
Distribute Study Protocol to sites	☐	☒	☐	A
Distribute Investigator’s Brochure to sites	☐	☒	☐	A
Perform pre-study site evaluation visits	☐	☒	☐	A
Develop regulatory compliance binders	☐	☒	☐	A
Approve sites for regulatory compliance	☒	☒	☐	A
Perform site initiation visits	☐	☒	☐	B
Set up Trial Master File	☐	☒	☐	A
CRA Training	☐	☒	☐	A
GMP training for Pharmacists	☐	☒	☐	B
Kick-off Meeting	☒	☒	☐	B

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

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	Client	PSI	NA	Pre/Post Recruitment
Investigators Meeting:				B
a. Meeting arrangements	☐	☒	☐	B
b. Attendance	☒	☒	☐	B
c. Presentation	☒	☒	☐	B
d. Minutes	☐	☒	☐	B
C. INVESTIGATOR GRANT ADMINISTRATION ([***], CONTRACTED BY PSI)
ENTIRE SECTION	☐	☒	☐
Investigator/hospital grant negotiation	☐	☐	☐	A
Investigator/hospital agreement preparation	☐	☐	☐	A
Investigator/hospital agreements signature	☐	☐	☐	A
Investigators/hospital payments administration	☐	☐	☐	B
D. VENDORS MANAGEMENT
ENTIRE SECTION	☐	☐	☐
[***] (Regulatory services – by Alchemia, other – by PSI)	☒	☒	☐	A
Central Imaging	☒	☐	☐	A
DSMB	☒	☐	☐	B
Central lab selection/contracting/management	☐	☒	☐	A,B
Central ECG lab selection/contracting/management	☐	☒	☐	A,B
IVRS provider selection/contracting/management	☐	☒	☐	A,B
EOC Provider selection/contracting/management	☐	☒	☐	A,B
PK lab selection/contracting/management (PK samples will be sent to the central safety lab)	☐	☒	☐	A,B
Regional IMP testing labs	☐	☒	☐	A,B
Drug destruction vendor selection/contracting/management	☐	☒	☐	B
Drug depot/suppliers in Serbia and Poland	☐	☒	☐	A,B
Pharmacogenomics lab selection/contracting/management (PG samples will be sent to the central safety lab)	☐	☐	☒	B
E. STUDY SUPPLIES HANDLING (STUDY DRUG DISTRIBUTION WILL BE CONDUCTED CENTRALLY BY CLIENT FOR UK, AUSTRALIA, POLAND, AND BULGARIA)
ENTIRE SECTION	☐	☐	☐
Obtain import/export licenses	☐	☒	☐	A
Ship study drug to PSI Drug Depots in Russia, Ukraine, and Serbia	☒	☐	☐	A
Label study drug	☒	☐	☐	A
Obtain customs clearance of study drug	☐	☒	☐	A,B
Distribute study drug to sites:
a. Ambient	☐	☒	☐	B
b. Refrigerated 2-8 degrees Celsius	☐	☐	☐	B
c. Frozen (-20) – (-40) degrees Celsius	☐	☐	☐	B
Monitor study drug shipment temperature using:				B
a. Temperature recorders	☐	☐	☒	B
b. Warm/cold markers	☐	☒	☐	B
Interim storage of study drug:				A,B
a. Ambient	☐	☒	☐	A,B
b. Refrigerated 2-8 degree Celsius	☐	☐	☒	A,B
c. Frozen (-20) – (-40) degrees Celsius	☐	☐	☒	A,B
d. Other conditions (specify conditions)	☐	☐	☒	A,B
Retrieval and accountability of unused study drug from sites	☐	☒	☐	B
Return of unused study drug to client	☐	☐	☒	B
Destruction of unused study drug	☒	☒	☐	B
Obtain customs clearance of study supplies other than study drug (e.g., CRFs, comparators, study documents, lab kits)	☐	☒	☐	A,B

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

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	Client	PSI	NA	Pre/Post Recruitment
Distribute study supplies other than study drug to sites:				B
a. Ambient	☐	☒	☐	B
b. Refrigerated 2-8 degrees Celsius	☐	☒	☐	B
c. Frozen (-20) – (-40) degrees Celsius	☐	☐	☐	B
d. Other conditions (specify conditions):	☐	☐	☐	B
Monitory shipment of study supplies other than study drug to sites using				B
a. Temperature recorders	☐	☐	☒	B
b. Warm/cold markers	☐	☐	☒	B
Interim storage of study supplies other than study drug:				A,B
a. Ambient	☐	☒	☐	A,B
b. Refrigerated 2-8 degrees Celsius	☐	☒	☐	A,B
c. Frozen (-20) – (-40) degrees Celsius	☐	☐	☒	A,B
d. Other conditions (specify conditions):	☐	☐	☒	A,B
Retrieval and accountability of study supplies other than study drug from sites	☐	☒	☐	B
Return of unused study supplies other than study drug from sites to client	☐	☐	☒	B
Destruction of unused study supplies other than study drug (at sites)	☐	☒	☐	B
Purchase concomitant/rescue medications/supplies	☐	☒	☐	A
F. STUDY MONITORING ([****], CONTRACTED BY PSI)
ENTIRE SECTION	☐	☒	☐	B
Perform interim monitoring site visits (blinded and unblinded)	☐	☐	☐	B
Verify 100% of source documentation	☐	☐	☐	B
Perform site close-out visits	☐	☐	☐	B
Provide site visit reports	☐	☐	☐	B
Maintain telephone contract with sites	☐	☐	☐	B
Third party vendor/s assistance	☐	☐	☐	B
Resolve data queries with sites	☐	☐	☐	B
Maintain study documentation and correspondence	☐	☐	☐	B
G. SAFETY MANAGEMENT & MEDICAL MONITORING
ENTIRE SECTION	☐	☒	☐
Develop Safety Management Plan	☐	☐	☐	A
Development and Maintenance of Safety Database (Clintrace)	☐	☐	☐	A
Clintrace Custom Report Programming, Generation, and QC	☐	☐	☐	A
Collection, Review, and Follow-up of Reports	☐	☐	☐	B
Setup/Maintenance of SAE Files	☐	☐	☐	A
Expedited Reporting to Regulatory Authorities (excluding Australia)	☐	☐	☐	B
Investigator Alert Letters preparation	☐	☐	☐	B
EMEA Eudravigilance Registration and Testing	☐	☐	☐	A
Analysis of Similar Events	☐	☐	☐	B
AE/SAE Reconciliation	☐	☐	☐	B
Annual Safety Report (ASR)	☐	☐	☐	B
Medical Participation in Project Data Review/Document Production	☐	☐	☐	B
Medical Interactions with Site Clinical Staff	☐	☐	☐	B
Medical Review of Safety-related Project Events	☐	☐	☐	B
Provide Medical Oversight to the Project Teams	☐	☐	☐	B
Medical consultation with Alchemica	☐	☐	☐	B
Medical Review of patient eligibility	☐	☐	☐	B
Medical communication/consultation with sites	☐	☐	☐	B
SAE Reporting Procedure and Database Set-up	☐	☐	☐	A
Receipt & Review of Initial SAE Report from Site	☐	☐	☐	B
Entering SAE into Database	☐	☐	☐	B
Writing SAE Narrative	☐	☐	☐	B

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

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	Client	PSI	NA	Pre/Post Recruitment
Expectedness Judgment for SAE & Regulatory Reporting Assessment	☐	☐	☐	B
Preparing and Submitting IND Safety Reports	☐	☐	☐	B
Preparing and Submitting Annual Report in EU to Competent Authority (including safety update)	☐	☐	☐	B
Reporting Expedited SAEs to Regulatory Authorities (excluding Australia)	☐	☐	☐	B
Reporting Expedited SAEs to Investigators and EC / IRBs (excluding Australia)	☐	☐	☐	B
Ongoing SAE File Maintenance	☐	☐	☐	B
H. PROJECT MANAGEMENT
ENTIRE SECTION	☐	☐	☐
Maintain communication with client and Novotech (phone, written)	☐	☒	☐	A,B
Conference calls with client and Novotech	☒	☒	☐	A,B
Internal project team meetings/calls	☐	☒	☐	A,B
Client meetings	☒	☒	☐	B
Access to PSI Project Tracker	☐	☐	☒	A,B
I. STATISTICS
ENTIRE SECTION	☐	☒	☐
Statistical Setup	☐	☐	☐	B
Statistical Requirements Document	☐	☐	☐	B
SAP – 1st Draft	☐	☐	☐	B
SAP TLF Shells	☐	☐	☐	B
SAP Revisions and Quality Control	☐	☐	☐	B
Derived Data Programming	☐	☐	☐	B
Statistical QC of Database	☐	☐	☐	B
Tables Programming	☐	☐	☐	B
Listings Programming	☐	☐	☐	B
Figures & Graphs Programming	☐	☐	☐	B
Validation/QC of Tables	☐	☐	☐	B
Validation/QC of Listings	☐	☐	☐	B
Validation/QC of Figures/Graphs	☐	☐	☐	B
Validation/QC of Derived Data	☐	☐	☐	B
Interim Analysis Production and QC	☐	☐	☐	B
Final Statistical Analysis Production and QC	☐	☐	☐	B
Final Statistical Documentation	☐	☐	☐	B
Biostatistics Overall Supervision	☐	☐	☐	B
J. CLINICAL STUDY REPORT (CSR)
ENTIRE SECTION	☐	☐	☐
Develop draft CSR	☐	☒	☐	B
Review draft CSR, provide comments	☒	☒	☐	B
Develop final CSR	☒	☐	☐	B
Approve final CSR	☒	☐	☐	B
K. DSMB MANAGEMENT
ENTIRE SECTION	☒	☐	☐
Develop DSMB charter	☐	☐	☐	A
Review and approve DSMB charter	☐	☐	☐	A
Select and contract DSMB members	☐	☐	☐	A
Administrate payments to DSMB members	☐	☐	☐	B
Organize DSMB meetings/teleconferences	☐	☐	☐	B
Provide safety listings for DSMB meetings	☐	☐	☐	B
L. QUALITY ASSURANCE
ENTIRE SECTION	☐	☐	☐
Perform site audit and provide audit report	☐	☒	☐	B
Perform study database audit and provide audit report	☐	☐	☒	B

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	Client	PSI	NA	Pre/Post Recruitment
Perform TMF audit and provide audit report	☐	☐	☒	B
Other services (specify services): Audit of Novotech	☐	☒	☐	B

	Client	PSI	EDC vendor	NA	Pre/Post Recruitment
M. DATA MANAGEMENT
ENTIRE SECTION	☐	☐	☐	☐
Develop DM guidelines (DM plan)	☐	☒	☐	☐	A
Develop study database structure (Define.xml)	☐	☒	☐	☐	A
Develop/review e-CRF	☐	☒	☒	☐	A
Approve e-CRF	☒	☒	☐	☐	A
Develop e-CRF Completion Guidelines	☐	☒	☐	☐	A
Perform e-CRF User Acceptance testing	☐	☒	☐	☐	A
Develop edit checks specifications	☐	☐	☒	☐	A
Review and approve edit checks specifications	☒	☒	☐	☐	A
Perform automated data validation checks programming and validation	☐	☐	☒	☐	A
Develop EDT (electronic data transfer) specifications	☐	☒	☐	☐	A
Develop integration specifications	☐	☒	☐	☐	A
Import coding dictionaries	☐	☐	☒	☐	A
Investigate and resolve data discrepancies	☐	☒	☐	☐	B
Review all closed queries on an ongoing basis	☐	☒	☐	☐	B
Code Medications, and Adverse Events	☐	☒	☐	☐	B
Perform QC of coded terms	☐	☒	☐	☐	B
Develop specifications for medical eCRF review	☐	☒	☐	☐	A
Perform CRF medical review	☐	☒	☐	☐	B
Integrate and maintain lab normal ranges for local laboratories	☐	☒	☐	☐	B
Import external data (central lab, reviewer, etc)	☐	☒	☐	☐	B
Reconcile external data (central lab, reviewer, etc)	☐	☒	☒	☐	B
Perform SAE reconciliation	☐	☒	☐	☐	B
Perform database QC	☐	☒	☒	☐	B
Transfer interim study database to client (SAS format)	☐	☒	☐	☐	B
Lock study database	☐	☒	☒	☐	B
Transfer final database to client (CDISC, SAS format)	☐	☒	☒	☐	B
Other services (specify services):	☐	☐	☐	☒	B

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Appendix III

PSI Services and Pass-Through Budget

[****]

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

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[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

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[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

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[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

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[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

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[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

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Appendix IV

PSI Fees: Payment Schedule

	Milestone Cost	%
USD
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Total	$6,862,409	100.00%

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

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Appendix V

PSI Insurance Certificate

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